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                                                                   Exhibit 10.47

                                                                Contract #0.0725

                           WASHINGTON STORAGE SERVICE

                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                     NORTH CAROLINA NATURAL GAS CORPORATION

                                      DATED

                                 August 1, 1991

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                    SERVICE AGREEMENT UNDER RATE SCHEDULE WSS

         THIS AGREEMENT entered into this first day of August, 1991 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and, NORTH CAROLINA NATURAL GAS CORPORATION, a Delaware corporation, hereinafter referred to as "Buyer", second party,

                                   WITNESSETH:

         WHEREAS, Buyer is purchasing natural gas storage service under Seller's Rate Schedule WSS as set forth herein:

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                             SERVICE TO BE RENDERED

         Subject to the terms and provisions of this agreement and of Seller's Rate Schedule WSS, Seller agrees to receive from Buyer, quantities of natural gas for the Base Gas and for storage, inject into storage for Buyer's account, store, withdraw from storage (or cause to be injected into storage for Buyer's account, stored, and withdrawn from storage) and deliver to Buyer, quantities of natural gas as follows:

         To withdraw from storage or cause to be withdrawn from storage, the gas stored for Buyer's account up to a maximum quantity in any day of 31,079 Mcf, which quantity shall be Buyer's Storage Demand Quantity, or such greater or lesser daily quantity, as applicable from time to time, pursuant to the terms and conditions of Seller's Rate Schedule WSS.

         To receive and store or cause to be stored up to a total quantity at any one time of 2,641,720 Mcf, which quantity shall be Buyer's Storage Capacity Quantity.

                                   ARTICLE II
                                POINT OF DELIVERY

         The Point or Points of Delivery for all natural gas delivered by Seller to Buyer under this agreement shall be at or near:

         Station 54

                                   ARTICLE III
                                DELIVERY PRESSURE

         Seller shall deliver natural gas to Buyer at the Point(s) of Delivery at a pressure(s) of:

         Not applicable.

                                   ARTICLE IV
                                TERM OF AGREEMENT

         This agreement shall be effective August 1, 1991 and shall remain in force and effect for a period ending March 31, 1998.

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                    SERVICE AGREEMENT UNDER RATE SCHEDULE WSS
                                   (Continued)

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

         Buyer shall pay Seller for natural gas service rendered hereunder in accordance with Seller's Rate Schedule WSS and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be amended or superseded from time to time at the initiative of either party. Such rate schedule and General Terms and Conditions are by this reference made a part hereof.

                                   ARTICLE VI
                                  MISCELLANEOUS

         1. The subject heading of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement or to be considered in any interpretation of the same.

         2. This agreement supersedes and cancels as of the effective date hereof the following contracts between the parties hereto: WSS Service Agreement dated August 6, 1981.

         3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         4. This agreement shall be interpreted, performed and enforced in accordance with the laws of the State of Texas.

         5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective Presidents or Vice Presidents thereunto duly authorized and have caused their respective corporate seals to be hereunto affixed and attested by their respective Secretaries and Assistant Secretaries the day and year above written.

ATTEST:                                     TRANSCONTINENTAL GAS PIPE LINE
                                            CORPORATION
                                            (Seller)

/s/ Grace L. Ballinger                      By /s/ Thomas E. Skains
----------------------                         --------------------
Asst. Secretary                                President and Chief
                                               Executive Officer

                                            NORTH CAROLINA NATURAL GAS
                                            CORPORATION
                                           (Buyer)

ATTEST:

/s/ Sally T. Sowers                         By: /s/ Cal B. Wells
-------------------                             ----------------
Asst. Secretary                             Title: President